                                                                 Exhibit 10.46

                      LOAN DOCUMENT MODIFICATION AGREEMENT
                     Number 6; dated as of December 20, 1999


      LOAN DOCUMENT MODIFICATION AGREEMENT dated as of December 20, 1999 (this "Agreement") by and among SILICON VALLEY BANK (the "Bank"), a California-chartered bank with its principal place of business located at 3003 Tasman Drive, Santa Clara, California 95054, and with a loan production office located at 40 William Street, Wellesley, Massachusetts 02481, doing business under the name "Silicon Valley East," LIONBRIDGE TECHNOLOGIES HOLDINGS B.V., a company with limited liability, incorporated in the Netherlands and having a principal place of business located at The Sinus Building, Overschiestraat 55, 1062 HN, Amsterdam, The Netherlands, LIONBRIDGE TECHNOLOGIES B.V., a company with limited liability, incorporated in Netherlands and having a principal place of business located at the same address (each a "Borrower" and collectively, the "Borrowers") and LIONBRIDGE TECHNOLOGIES, INC., a Delaware company with its principal place of business located at 950 Winter Street, Suite 2410, Waltham, Massachusetts 02451 (the "Parent Guarantor").

      1. Reference to Existing Loan Documents.

      Reference is hereby made to that Loan Agreement dated as of September 26, 1997 among the Bank and the Borrowers, as amended by Loan Documentation Modification Agreement No. 1 dated as of May 21, 1998, as further amended by Loan Document Modification Agreement No. 2 dated as of February 25, 1999, Loan Document Modification Agreement No. 3 dated as of May 20, 1999, Loan Document Modification Agreement No. 4 dated as of July 16, 1999 and Loan Document Modification Agreement No. 5 dated as of September 20, 1999 (with the attached schedules and exhibits, and as the same may hereafter be further amended, modified, supplemented, extended or restated from time to time, the "Loan Agreement") and the Loan Documents referred to therein, including without limitation that certain Amended and Restated Promissory Note of the Borrowers dated as of September 20, 1999 in the principal amount of $8,000,000 (the "Amended Note") and the Security Documents referred to therein, and also including that certain Amended and Restated Guarantee of the Parent Guarantor dated as of May 21, 1998 in favor of the Bank (the "Parent Guarantee"). Unless otherwise defined herein, capitalized terms used in this Agreement shall have the same respective meanings as set forth in the Loan Agreement.

      2. Effective Date.

      This Agreement shall become effective as of December 20, 1999 (the "Effective Date"), provided that the Bank shall have received the following on or before December 29, 1999 and provided further, however, in no event shall this Agreement become effective until signed by an officer of the Bank in
California:

            a. two copies of this Agreement, duly executed by each Borrower and the Parent Guarantor;

            b. an amended and restated promissory note in the form enclosed herewith (the "Amended Note"), duly executed by the Borrowers;

            c. the attached consents of affiliated entities who have previously furnished guaranties in favor of the Bank of the obligations of the Borrowers, duly executed by officers thereof

            d. payment of the Bank's facility fee specified below; and

            e. such other documents, and completion of such other matters, as the Bank may reasonably request in connection with the amendment of the Loan Agreement, as contemplated hereunder.

      By the signature of its authorized officer below, the Borrowers are hereby representing that, except as modified in Schedule A attached hereto, the representations of the Borrowers set forth in the Loan Documents (including those contained in the Loan Agreement, as amended by this Agreement) are true and correct as of the Effective Date as if made on and as of such date. In addition, the Borrowers confirm their authorization as to the debiting of their account with the Bank in the amount of $ 10,000 in order to pay the Bank's facility fee for the period up to and including the extended Revolving Maturity Date. Finally, the Borrowers (and each guarantor signing below) agree that, as of the Effective Date, they have no defenses against their obligations to pay any amounts under the Loan Agreement and the other Loan Documents.

      3. Description of Change in Terms.

      As of the Effective Date, the Loan Agreement and the Parent Guarantee are modified in the following respects:

            a. Section 1.1 of the Loan Agreement is hereby amended by restating the definition of "Revolving Maturity Date" in its entirety as follows:

            "'Revolving Maturity Date' means March 20, 2000."

            b. Section 13(c) of the Parent Guarantee is hereby amended by (i) decreasing the minimum EBITDA requirement for the fiscal quarter ended December 31, 1999 from ($1,000,000) to ($1,750,000) and (ii) setting the minimum EBITDA requirement for the fiscal quarter ended March 31, 2000 at ($1,000,000).

            c. The Compliance Certificate attached to the Parent Guarantee is amended by restating in its entirety Exhibit A thereto in the form of Exhibit A hereto.

            d. The Loan Agreement and the other Loan Documents are hereby amended wherever necessary or appropriate to reflect the foregoing changes.

      4. Continuing Validity.

      Upon the effectiveness hereof, each reference in each Security Instrument or other Loan Document to (i) "the Loan Agreement," "thereunder," "thereof," "therein" or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement, as amended hereby and (ii) "the Parent Guarantee," "thereunder," "thereof," "therein" or words of like import referring to the Parent Guarantee, shall mean and be a reference to the Parent

Guarantee, as amended hereby. Except as specifically set forth above, the Loan Agreement shall remain in full force and effect and is hereby ratified and confirmed.

      Each of the other Loan Documents is in full force and effect and is hereby ratified and confirmed. The amendments and limited waiver set forth above (i) do not constitute a waiver or modification of any term, condition or covenant of the Loan Agreement or any other Loan Document, other than as expressly set forth herein, and (ii) shall not prejudice any rights which the Bank may now or hereafter have under or in connection with the Loan Agreement, as modified hereby, or the other Loan Documents, and shall not obligate the Bank to assent to any further modifications.

      5. Miscellaneous.

            a. This Agreement may be signed in one or more counterparts each of which taken together shall constitute one and the same document.

            b. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS.

            c. THE BORROWERS ACCEPT FOR THEMSELVES AND IN CONNECTION WITH THEIR PROPERTIES, UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE COMMONWEALTH OF MASSACHUSETTS IN ANY ACTION, SUIT, OR PROCEEDING OF ANY KIND AGAINST THEM WHICH ARISES OUT OF OR BY REASON OF THIS AGREEMENT; PROVIDED, HOWEVER, THAT IF FOR ANY REASON THE BANK CANNOT AVAIL ITSELF OF THE COURTS OF THE COMMONWEALTH OF MASSACHUSETTS, THEN VENUE SHALL LIE IN SANTA CLARA COUNTY, CALIFORNIA.

            d. The Borrowers agree to promptly pay on demand all costs and expenses of the Bank in connection with the preparation, reproduction, execution and delivery of this Agreement and the other instruments and documents to be delivered hereunder, including the reasonable fees and out-of-pocket expenses of Sullivan & Worcester LLP, special counsel for the Bank with respect thereto.

                  [Remainder of page intentionally left blank.]

      IN WITNESS WHEREOF, the Bank and the Borrowers have caused this Agreement to be signed under seal by their respective duly authorized officers as of the date set forth above.


                                   Sincerely,

                                   SILICON VALLEY EAST, a Division
                                     of Silicon Valley Bank


                                   By:
                                       ---------------------------------------
                                             Andrew H. Tsao
                                             Senior Vice President

                                   SILICON VALLEY BANK


                                   By:
                                       ---------------------------------------
                                             Name:
                                             Title:
                                             (signed in Santa Clara, CA)

                                   BORROWERS:

                                   LIONBRIDGE TECHNOLOGIES HOLDINGS B.V.


                                   By: /s/ Rory J. Cowan
                                       ---------------------------------------
                                             Rory J. Cowan
                                             Managing Director

                                   LIONBRIDGE TECHNOLOGIES B.V.


                                   By: /s/ Rory J. Cowan
                                       ---------------------------------------
                                             Rory J. Cowan
                                             Managing Director

                                   PARENT GUARANTOR:

                                   LIONBRIDGE TECHNOLOGIES, INC.


                                   By: /s/ Rory J. Cowan
                                       ---------------------------------------
                                             Rory J. Cowan
                                             Title: